Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned, a director of The St. Paul Travelers Companies, Inc., a Minnesota corporation (the Company), do hereby make, nominate and appoint Bruce A. Backberg and Kenneth F. Spence III, or either of them, to be my attorney-in-fact, with full power and authority to sign on my behalf a Form 10-K for the year ended December 31, 2004, to be filed by the Company with the Securities and Exchange Commission, and any amendments thereto, and shall have the same force and effect as though I had manually signed the Form 10-K or amendments.

Date: March 16, 2005	By	/S/ HOWARD P. BERKOWITZ
Howard P. Berkowitz, Director

Date: March 16, 2005	By	/S/ KENNETH J. BIALKIN
Kenneth J. Bialkin, Director

Date: March 16, 2005	By	/S/ CAROLYN H. BYRD
Carolyn H. Byrd, Director

Date: March 16, 2005	By	/S/ JOHN H. DASBURG
John H. Dasburg, Director

Date: March 16, 2005	By	/S/ LESLIE B. DISHAROON
Leslie B. Disharoon, Director

Date: March 16, 2005	By	/S/ JANET M. DOLAN
Janet M. Dolan, Director

Date: March 16, 2005	By	/S/ KENNETH M. DUBERSTEIN
Kenneth M. Duberstein, Director

Date: March 16, 2005	By	/S/ LAWRENCE G. GRAEV
Lawrence G. Graev, Director

Date: March 16, 2005	By	/S/ MERYL D. HARTZBAND
Meryl D. Hartzband, Director

Date: March 16, 2005	By	/S/ THOMAS R. HODGSON
Thomas R. Hodgson, Director

Date: March 16, 2005	By	/S/ WILLIAM H. KLING
William H. Kling, Director

Date: March 16, 2005	By	/S/ JAMES A. LAWRENCE
James A. Lawrence, Director

Date: March 16, 2005	By	/S/ BLYTHE J. MCGARVIE
Blythe J. McGarvie, Director

Date: March 16, 2005	By	/S/ GLEN D. NELSON, M.D.
Glen D. Nelson, M.D., Director

Date: March 16, 2005	By	/S/ CLARENCE OTIS, JR.
Clarence Otis, Jr., Director

Date: March 16, 2005	By	/S/ JEFFREY M. PEEK
Jeffrey M. Peek, Director

Date: March 16, 2005	By	/S/ NANCY A. ROSEMAN
Nancy A. Roseman, Director

Date: March 16, 2005	By	/S/ CHARLES W. SCHARF
Charles W. Scharf, Director

Date: March 16, 2005	By	/S/ GORDON M. SPRENGER
Gordon M. Sprenger, Director

Date: March 16, 2005	By	/S/ FRANK J. TASCO
Frank J. Tasco, Director

Date: March 16, 2005	By	/S/ LAURIE J. THOMSEN
Laurie J. Thomsen, Director